Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT
TO THE
SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of December 10, 2009 and is entered into by and among CIT GROUP INC., a Delaware corporation (“Company”), CERTAIN SUBSIDIARIES OF COMPANY listed on the signature pages hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) and the Requisite Lenders listed on the signature pages hereto and is made with reference to that certain SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of October 28, 2009 (the “Credit Agreement”), by and among Company, the subsidiaries of Company named therein, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
     WHEREAS, the Credit Parties have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement and the other matters set forth herein, as provided for herein; and
     WHEREAS, subject to certain conditions, the Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement and the other matters set forth herein.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENT TO CREDIT AGREEMENT
1.1 Amendments to Section 1.1
     A. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate place to preserve the alphabetical order of the definitions in Section 1.1:
     ““CIT Australia Bonds” means (i) the Medium Term Note Programme Issue of A$150,000,000 6.0% fixed rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by Company, and (ii) the Medium Term Note Programme Issue of A$150,000,000 floating rate notes due March 3, 2011, issued by CIT Group (Australia) Limited on March 3, 2006 and guaranteed by Company.”
     ““CIT China Facility” means that certain Revolving Facility Agreement having commitments in an aggregate principal amount of up to RMB 3,000,000,000, dated September 24, 2007, among CIT China, as borrower, Citibank (China) Co., Ltd. Shanghai Branch, as bookrunner, Citibank (China) Co., Ltd. Shanghai Branch and Standard Chartered Bank (China) Limited, Shanghai Branch, as mandated lead arrangers, Citibank (China) Co., Ltd. Shanghai Branch, as facility agent, and the financial institutions party thereto as lenders, as amended, supplemented, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time, so long as the aggregate amount of commitments at any time outstanding thereunder is not increased in connection therewith.”
     ““CIT Funding Security Agreements” means, collectively, (i) the Security Agreement (2005-1) dated as of July 5, 2005 by and between CIT Funding and CIT Holdings (Barbados) Holdings SRL, (ii) the Security Agreement (2005-2) dated as of July 5, 2005 by and between CIT Funding and CIT Holdings (Barbados) SRL, (iii) the Security Agreement (2005-3) dated as of July 5, 2005 by and between CIT Funding and CIT Holdings (Barbados) SRL, (iv) the Security Agreement (2006-1) dated as of November 1, 2006 by and between CIT Funding and CIT Holdings (Barbados) SRL and (v) the Security Agreement (2006-2) dated as of November 1, 2006 by and between CIT Funding and CIT Holdings (Barbados) SRL, in each case, granting a Lien on assets of CIT Funding in favor of CIT Holdings (Barbados) SRL.”
     ““First Amendment” means that certain First Amendment dated as of December 10, 2009 to this Agreement.”
     ““First Amendment Effective Date” has the meaning ascribed to the term “Amendment Effective Date” in the First Amendment.”
     ““Second Amended Confirmation” means one or more amendments or other modifications of the TRS Facility, which may be entered into between CFL and Goldman Sachs International, providing for the forbearance by Goldman Sachs International of certain of its rights and remedies, suspension of rights to withhold performance during default and certain amendments to the default and early termination provisions therein, in each case relating to a voluntary reorganization or similar proceeding that may be commenced by CFL in Canada pursuant to the Companies’ Creditors Arrangement Act.”
     B. The definition of “Available Sweep Amount” in Section 1.1 of the Credit Agreement is hereby amended by adding the following parenthetical at the end thereof: “(it being understood that in no event shall the Available Sweep Amount be considered less than zero)”.
     C. The definition of “Collateral Agent” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase at the end thereof:
     “and, as applicable, shall mean the Parent Collateral Agent and/or the Subsidiary Collateral Agent (each as defined in the Collateral Agreement)”.
     D. The definition of “Company Lien Event” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “a final, non-appealable” in subclause (B) of clause (c) of the definition thereof and replacing them with the word “an”.
     E. The definition of “Excess Sweep Amounts” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the dollar amount “$2,000,000,000” appearing in clause (b)(i) thereof and replacing it with “$1,500,000,000” and (ii) adding the following parenthetical at the end thereof: “(it being understood that in no event shall the Excess Sweep Amount be considered less than zero)”.
     F. The definition of “Foreign Law Pledge Agreement” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “CIT Group Fiannce (Ireland)” appearing in clause (ii) of such definition and replacing them with “CIT Group Finance (Ireland)”.

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     G. The definition of “Lien” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “or any jurisdiction” appearing in such definition and replacing them with “of any jurisdiction”.
     H. The definition of “Pari Passu Lien Debt” in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:
     ““Pari Passu Lien Debt” means, at any time of determination, Indebtedness in an amount equal to (a) prior to any grant by Company of a Lien on any of its assets to secure any of the Obligations, zero and (b) on or after such grant, the sum of (i) the then outstanding Indebtedness of Company arising in respect of the payment of principal of, and interest on, the Old Notes (as defined in the Approved Restructuring Plan) that are not exchanged or treated pursuant to the Approved Restructuring Plan; and (ii) outstanding Indebtedness and other obligations of Company arising in respect of its guaranty of Indebtedness and other payment obligations of CIT Group (Australia) Limited under the CIT Australia Bonds.”
     I. The definition of “Permitted Funding Liens” in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:
     ““Permitted Funding Liens” means (a) Liens described in clauses (b) through (f), (h) through (l), (r) and (s) of Section 6.2 and, upon effectiveness of the Amended Confirmation regarding the TRS Facility, Liens described in clauses (m) (to the extent arising with respect to the TRS Facility as then in effect or as in effect upon the effectiveness of any Second Amended Confirmation) and (x) of Section 6.2, (b) Liens refinancing or replacing any of the Liens contemplated in clause (a) of this definition, and (c) Liens that arise by operation of law and are not voluntarily granted, to the extent entitled by law to priority over the security interests created by the Collateral Documents.”
     J. The definition of “Permitted Debt Refinancing” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase after the words “in the case of aircraft,” in the first proviso of clause (f) thereof:
          “rail cars and other rolling stock,”.
     K. The definition of “Restricted Collateral” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase at the end of clause (a) thereof:
     “(unless acquired after the Amendment Agreement Effective Date by Company or any Restricted Subsidiary thereof with funds not constituting proceeds of Tranche 2 Term Loans)”.
     L. The definition of “Secured Parties” in Section 1.1 of the Credit Agreement is hereby restated in its entirety to read as follows:
          ““Secured Parties” has the meaning assigned to the term “Subsidiary Secured Parties” in the Collateral Agreement.”
     M. The definition of “Sweep Cash Amount” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase after the words “including securitization” in clause (x)(iv) thereof:
          “, conduit or other similar”.

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     N. The definition of “TRS Facility” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase after the phrase “from time to time” appearing therein:
          “, by the Second Amended Confirmation or otherwise,”
     O. The definition of “TTF Requirements” in Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase to the end of subclause (y) of clause (1) thereof:
     “(other than Indebtedness of CIT China under the CIT China Facility to the extent secured by Cash or Cash Equivalents of Company or any other Restricted Subsidiary)”
1.2 Amendment to Section 2.10
     A. Section 2.10(c) of the Credit Agreement is hereby amended by adding the following phrase after the words “commercially reasonable efforts” in the second sentence thereof:
          “(taking into account other near-term obligations and other liquidity sources)”.
1.3 Amendment to Section 4.4
     A. Section 4.4 of the Credit Agreement is hereby amended by adding the following phrase after the words “on behalf of Secured Parties” in clause (c) thereof:
          “(as such term is defined in the Collateral Agreement)”.
1.4 Amendment to Section 5.14
     A. Section 5.14(f) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
     “Notwithstanding the foregoing, in the case of Deposit Accounts maintained by Wachovia Bank, National Association or its affiliates, in lieu of delivering Control Agreements the Company may cause funds credited to such Deposit Accounts to be transferred on each Business Day to a Controlled Account maintained by the Collateral Agent that is subject to a Control Agreement.”
1.5 Amendment to Section 6.1
     A. Section 6.1(i) of the Credit Agreement is hereby amended by adding at the end thereof “and Pari Passu Lien Debt described in subclauses (b)(i) and (b)(ii) of the definition thereof in respect of such Indebtedness”.
     B. The last paragraph of Section 6.1 of the Credit Agreement is hereby restated in its entirety to read as follows:
     “Notwithstanding anything to the contrary, (x) CIT Funding shall not be permitted to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness other than “Series B Notes” contemplated to be issued pursuant to the Approved Restructuring Plan (as further described therein) in accordance with Section 6.1(m) and unsecured notes guaranteed by Company and outstanding on the Closing Date, (y) the Barbados Entities shall not be permitted to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to

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any Indebtedness other than in reliance on clauses (a), (i), (j), (m), and (v) of this Section 6.1 and (z) CFL shall not be permitted to Guarantee any Indebtedness of Company or any of its Restricted Subsidiaries. Notwithstanding anything in the foregoing, in no event shall any Credit Party, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness of CIT Funding other than (i) the Guarantee by the Company and the other Guarantors of the “Series B Notes” contemplated to be issued pursuant to the Approved Restructuring Plan (as further described therein) in accordance with Section 6.1(m), (ii) the Guarantee by Company of notes of CIT Funding outstanding on the Closing Date, (iii) the intercompany receivables owing from CFL to CIT Funding up to the aggregate amount thereof outstanding on the Amendment Agreement Effective Date and (iv) for the avoidance of doubt, those certain support agreements by C.I.T. Leasing Corporation in favor of CIT Funding dated as of July 5, 2005 and November 1, 2006 (in each case as amended or otherwise modified on or prior to the Amendment Agreement Effective Date).”
1.6 Amendments to Section 6.2
     A. Section 6.2(r)(iii) of the Credit Agreement is hereby amended by deleting the words “reasonable customary” and replacing them with “reasonable and customary”.
     B. Section 6.2(w) of the Credit Agreement is hereby amended by deleting the word “Obligations” and replacing it with the word “obligations”.
     C. Section 6.2(x) of the Credit Agreement is hereby amended by deleting the words “Cash or Cash or Equivalents” and replacing them with “Cash or Cash Equivalents”.
     D. Section 6.2(ee) of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof prior to the “;”:
     “, and Cash or Cash Equivalents of Company or any Restricted Subsidiary in an aggregate amount not to exceed $260,000,000 (or the RMB equivalent thereof as of the First Amendment Effective Date) to secure obligations of CIT China under the CIT China Facility”.
     E. The last paragraph of Section 6.2 of the Credit Agreement is hereby restated in its entirety to read as follows:
     “Notwithstanding anything in the foregoing to the contrary, the Credit Parties shall not permit CIT Funding or any of the Barbados Entities to, directly or indirectly, create, incur, assume or permit to exist any consensual Lien on or with respect to any of their respective property or assets of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, other than (i) Liens on assets of CIT Funding pursuant to the CIT Funding Security Agreements (in each case as amended or otherwise modified prior to the Amendment Agreement Effective Date) and (ii) in the case of the Barbados Entities, Permitted Funding Liens.”
1.7 Amendment to Section 6.3
     A. Section 6.3 of the Credit Agreement is hereby amended by deleting the phrase “its security agreement with CIT Holdings (Barbados) SRL” in clause (i) thereof and replacing it with the following:
          “the CIT Funding Security Agreements”.

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1.8 Amendments to Section 6.6
     A. Clause (A)(x) of Section 6.6(t) of the Credit Agreement is hereby amended by inserting, “prior to a Company Lien Event” at the end thereof.
     B. Section 6.6 of the Credit Agreement is hereby amended by deleting “and” at the end of Section 6.6(s), deleting the period at the end of Section 6.6(t) and replacing it with “; and”, and adding a new subsection (u) to read as follows:
     “Investments in CIT China in an aggregate amount not to exceed $15,000,000 at any time outstanding and Investments arising from the granting of Liens on Cash and Cash Equivalents of, and related Rate Management Transactions by, the Company or any Restricted Subsidiary to secure obligations of CIT China under the CIT China Facility to the extent such Liens are permitted under Section 6.2(ee).”
     C. The last paragraph of Section 6.6 of the Credit Agreement is hereby restated in its entirety to read as follows:
     “Anything in the foregoing notwithstanding, except for Investments held by it therein on the Amendment Agreement Effective Date, in no event shall any Credit Party, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, make or own any Investment in (x) CIT Funding, (y) CIT (Australia) or (z) CIT China, other than (i) Investments pursuant to Section 6.6(u), (ii) guaranties by the Company of Indebtedness and other obligations in respect of the CIT Australia Bonds and the CIT China Facility, and (iii) following a Company Lien Event, a grant by Company of a Lien encumbering its assets securing Pari Passu Lien Debt.”
1.9 Amendment to Section 6.7
     A. Section 6.7 of the Credit Agreement is hereby amended by restating in its entirety the parenthetical in subclause (A) of subclause (i) of clause (a) to read as follows:
          “(excluding (i) Cash and Cash Equivalents, except to the extent held in the Funding Accounts and (ii) Parent Collateral (as defined in the Collateral Agreement))”.
     B. Section 6.7 of the Credit Agreement is hereby amended by restating in its entirety subclause (ii) of clause (a) to read as follows:
          “the principal amount of the Loans on such date to be less than 2.50 to 1.00”.
     1.10 Amendment to Section 6.11
     A. Section 6.11 of the Credit Agreement is hereby amended by (i) replacing the phrase “and (q) of Section 6.6” in clause (h) of the provisio thereto, with the phrase “, (q) and (u) of Section 6.6”, (ii) deleting the word “and” appearing immediately before clause (p) of the proviso thereto and (iii) inserting the following at the end of clause (p) of the proviso thereto and before the “.” at the end of such section:
          “; (q) those certain support agreements by C.I.T. Leasing Corporation in favor of CIT Funding dated as of July 5, 2005 and November 1, 2006 (in each case as amended or otherwise modified on or prior to the Amendment Agreement Effective Date); and (r) the CIT Funding Security Agreements (in each case as amended or otherwise modified on or prior to the Amendment Agreement Effective Date).”

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1.11 Amendment to Section 6.17
     A. Section 6.17 of the Credit Agreement is hereby amended by replacing the phrase “Capita International LLC shall not” appearing therein with the phrase:
          “Neither Capita International LLC nor CIT Group SF Holding Co., Inc. shall”
1.12 Amendment to Section 6.19
     A. Section 6.19 of the Credit Agreement is hereby amended by (a) replacing the “and” at the end of clause (vi) thereof with a “,” and (b) inserting the following at the end of clause (vii) and before the “.” at the end of such section:
     “and (viii) so long as no Default or Event of Default shall have occurred and be continuing, Indebtedness in respect of the CIT China Facility”
1.13 Amendment to Section 6.23
     A. Section 6.23 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
          “In order to facilitate the effectiveness of a Second Amended Confirmation (if any) regarding the TRS Facility, Lenders and Agents expressly permit such Second Amended Confirmation.”
1.14 Amendment to Section 10.6(d)
     A. Section 10.6(d) of the Credit Agreement is hereby amended by restating in its entirety the third sentence as follows:
          “In connection with all assignments there shall be delivered to the Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income Tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.16(e), together with payment to the Administrative Agent of a registration and processing fee of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.”
1.15 Amendments to Schedule 1.1B
     A. Schedule 1.1B to the Credit Agreement is hereby amended, in the section titled “Rail Head Leases” and under the column titled “Collateral”, by adding the following sentence at the end thereof:
     “Rail cars and other rolling stock that become Collateral will be subject to the Future Collateral Procedures described on Schedule 1.1A.”
SECTION II. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective only upon the satisfaction or waiver in accordance with Section 10.5 of the Credit Agreement of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “Amendment Effective Date”):

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     (i) the Administrative Agent shall have received a duly executed counterpart signature page of this Amendment by Company, each other Borrower, each of Company’s subsidiaries listed on the signature pages hereto, the Requisite Lenders, the Administrative Agent and the Collateral Agent,
     (ii) Company shall have become a Grantor under the Collateral Agreement by duly executing and delivering to the Collateral Agent a joinder agreement thereto, substantially in the form attached as Exhibit 1 to this Amendment (the “Joinder Agreement”), and the Collateral Agent shall have received a duly executed counterpart signature page of the Joinder Agreement by each Grantor (other than the Company) party to the Joinder Agreement, the Parent Collateral Agent and the Subsidiary Collateral Agent (each as defined in the Joinder Agreement).
     (iii) the Administrative Agent, the Collateral Agent and each Lender shall have received an executed copy of the favorable written legal opinion, dated as of the Amendment Effective Date, of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Credit Parties, regarding the enforceability of this Amendment and the Joinder Agreement and the creation and perfection of the security interest purported to be created by the Joinder Agreement, and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Collateral Agent),
     (iv) the Collateral Agent shall have received (x) copies of UCC financing statements in form and substance acceptable to the Collateral Agent naming Company as debtor and each of the Collateral Agent and each collateral agent for Permitted Exchange Indebtedness as the respective secured parties, in each case to be filed by the Company promptly following the Amendment Effective Date; (y) all of the Pledged Certificated Stock and Pledged Intercompany Debt Instruments (each such term as defined in the Collateral Agreement) of Company (as specified on Schedules 5A and 5B to the Joinder Agreement), duly indorsed by Company to the Collateral Agent together with undated stock or other transfer powers duly executed in blank; and (z) executed short-form intellectual property security agreement(s) substantially in the form attached as Annex 3 to the Collateral Agreement in respect of all Registered Intellectual Property (as defined in the Collateral Agreement) of Company;
     (v) the Company shall have paid to Bank of America, N.A., in its capacity as Administrative Agent and Collateral Agent, and each Steering Lender all of the outstanding costs and expenses (including the fees, expenses and disbursements of counsel and other advisors) referred to in Section 10.2 of the Credit Agreement for which it has been invoiced at least two (2) Business Days prior to the Amendment Effective Date (which may include amounts constituting reasonable estimates of fees and expenses of counsel and other advisors, provided that no such estimate shall thereafter preclude a final settling of account as to such fees and expenses);
     (vi) the Bankruptcy Court shall have issued an order approving this Amendment and the Joinder Agreement and the Company’s entry into this Amendment and the Joinder Agreement; and
     (vii) the Plan shall have become, or shall substantially concurrently become, effective.
SECTION III. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders, the Administrative Agent and the Collateral Agent to enter into this Amendment, to amend the Credit Agreement and to agree to the other matters set forth herein, in each case as provided for herein, each Credit Party which is a party hereto represents and warrants to each Lender, the Administrative Agent and the Collateral Agent that, both before and immediately after giving effect to this Amendment, the following statements are true and correct in all material respects:

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     A. Corporate Power and Authority. Such Credit Party has all requisite power and authority to enter into this Amendment and, if it is a party thereto, the Joinder Agreement and to carry out the transactions contemplated by and perform its obligations under the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”), the Joinder Agreement and the other Credit Documents, in each case, to which it is a party.
     B. Authorization. The execution and delivery by such Credit Party of this Amendment and, if it is a party thereto, the Joinder Agreement and the performance by such Credit Party of its obligations under the Amended Credit Agreement, the Joinder Agreement and the other Credit Documents, in each case, to which it is a party have been duly authorized by all necessary action on the part of such Credit Party.
     C. No Conflict. The execution and delivery by such Credit Party of this Amendment and, if it is a party thereto, the Joinder Agreement and the performance by such Credit Party of the Amended Credit Agreement, the Joinder Agreement and the other Credit Documents, in each case, to which it is a party, in each case, do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Restricted Subsidiaries, any of the Organizational Documents of Company or any of its Restricted Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Restricted Subsidiaries, (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Restricted Subsidiaries, (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Restricted Subsidiaries (other than any Liens permitted under the Amended Credit Agreement or created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties (as such term is defined in the Collateral Agreement)), (d) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties or (e) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Restricted Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment Effective Date and disclosed in writing to Lenders.
     D. Governmental Consents. The execution and delivery by such Credit Party of this Amendment and, if it is a party thereto, the Joinder Agreement and the performance by such Credit Party of the Amended Credit Agreement, the Joinder Agreement and the other Credit Documents, in each case, to which it is a party, in each case, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and or recordation, pursuant to Sections 5.13 and 5.19 of the Amended Credit Agreement.
     E. Binding Obligation. Each of this Amendment and, if it is a party thereto, the Joinder Agreement has been duly executed and delivered by such Credit Party and each of this Amendment, the Amended Credit Agreement, the Joinder Agreement and each other Credit Document, in each case, to which it is a party is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law).
SECTION IV. ACKNOWLEDGMENT AND CONSENT
     Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, this Amendment and the Joinder Agreement and consents to the amendments of the Credit

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Agreement effected pursuant to this Amendment and to the Joinder Agreement. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which is a party (in each case as such terms are defined in the applicable Credit Document).
     Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or the Joinder Agreement.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement or the Collateral Agreement.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
     (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument;

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signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     E. Binding Effect. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to the effectiveness hereof).
     F. Authorization to Enter into the Joinder Agreement. By executing and delivering this Amendment, the Requisite Lenders hereby (i) consent to the amendment of the Collateral Agreement pursuant to the Joinder Agreement, (ii) authorize and direct Bank of America, N.A. to serve as Parent Collateral Agent (as defined in the Collateral Agreement) and (iii) authorize and direct Bank of America, N.A. to execute and deliver the Joinder Agreement in its capacities as Parent Collateral Agent and as Subsidiary Collateral Agent (each as defined in the Collateral Agreement). By executing and delivering this Amendment, the Credit Parties and the Requisite Lenders hereby acknowledge and agree that, for the avoidance of doubt, Bank of America, N.A. shall be entitled to all indemnification and reimbursement rights in favor of the Collateral Agent provided in the Credit Documents (including, without limitation, those rights provided in Sections 10.2 and 10.3 of the Credit Agreement) in connection with Bank of America, N.A. serving as Parent Collateral Agent (as defined in the Collateral Agreement).
[Remainder of this page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrowers and Guarantors: CIT GROUP INC.
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CIT CAPITAL USA INC.
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CIT HEALTHCARE LLC
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CIT LENDING SERVICES CORPORATION
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CIT LENDING SERVICES CORPORATION (ILLINOIS)
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC.
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

THE CIT GROUP/BUSINESS CREDIT, INC.
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

C.I.T. LEASING CORPORATION
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

THE CIT GROUP/EQUIPMENT FINANCING, INC.
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Other Subsidiary Guarantors:
BAFFIN SHIPPING CO., INC.
CAPITA COLOMBIA HOLDINGS CORP.
CAPITA CORPORATION
CAPITA INTERNATIONAL L.L.C.
CAPITA PREMIUM CORPORATION
CIT CHINA 12, INC.
CIT CHINA 13, INC.
CIT CHINA 2, INC.
CIT CHINA 3, INC.
CIT COMMUNICATIONS FINANCE CORPORATION
CIT CREDIT FINANCE CORP.
CIT CREDIT GROUP USA INC.
CIT FINANCIAL LTD. OF PUERTO RICO
CIT FINANCIAL USA, INC.
CIT GROUP (NJ) LLC
CIT GROUP SF HOLDING CO., INC.
CIT LOAN CORPORATION (F/K/A THE CIT GROUP/CONSUMER
     FINANCE, INC.)
CIT REALTY LLC
CIT TECHNOLOGIES CORPORATION
CIT TECHNOLOGY FINANCING SERVICES, INC.
EDUCATION LOAN SERVICING CORPORATION
GFSC AIRCRAFT ACQUISITION FINANCING CORPORATION
HUDSON SHIPPING CO., INC.
NAMEKEEPERS LLC
OWNER-OPERATOR FINANCE COMPANY
STUDENT LOAN XPRESS, INC.
THE CIT GROUP/BC SECURITIES INVESTMENT, INC.
THE CIT GROUP/CAPITAL FINANCE, INC.
THE CIT GROUP/CAPITAL TRANSPORTATION, INC.
THE CIT GROUP/CMS SECURITIES INVESTMENT, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC. (VA.)
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

THE CIT GROUP/CORPORATE AVIATION, INC.
THE CIT GROUP/EQUITY INVESTMENTS, INC.
THE CIT GROUP/FACTORING ONE, INC.
THE CIT GROUP/FM SECURITIES INVESTMENT, INC.
THE CIT GROUP/LSC SECURITIES INVESTMENT, INC.
THE CIT GROUP/SECURITIES INVESTMENT, INC.
THE CIT GROUP/VENTURE CAPITAL, INC.
WESTERN STAR FINANCE, INC.

By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

THE CIT GROUP/CONSUMER FINANCE, INC. (NY) THE CIT GROUP/CONSUMER FINANCE, INC. (TN)
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

FRANCHISE PORTFOLIO 1 FRANCHISE PORTFOLIO 2
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CIT REAL ESTATE HOLDING CORPORATION
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

EQUIPMENT ACCEPTANCE CORPORATION
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

CMS FUNDING COMPANY LLC CIT MIDDLE MARKET FUNDING COMPANY, LLC CIT MIDDLE MARKET HOLDINGS, LLC
By:	/s/ Usama Ashraf
	Name:	Usama Ashraf
	Title:	Senior Vice President & Assistant Treasurer

Other Subsidiaries (solely in respect of Section III and Section V hereof): CIT HOLDINGS CANADA ULC
By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Treasurer

Other Subsidiaries (solely in respect of Section III and Section V hereof): CIT FINANCIAL (BARBADOS) SRL
By:	/s/ Steven Blazevic
	Name:	Steven Blazevic
	Title:	Manager

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Other Subsidiaries (solely in respect of Section III and Section V hereof): CIT GROUP HOLDINGS (UK) LIMITED
By:	/s/ Colin Keaney
	Name:	Colin Keaney
	Title:	Director

Other Subsidiaries (solely in respect of Section III and Section V hereof): CIT HOLDINGS NO. 2 (IRELAND)
By:	/s/ Colin Keaney
	Name:	Colin Keaney
	Title:	Director

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent
By:	/s/ Charles Graber
	Name:	Charles Graber
	Title:	Vice President

Abrams Capital Partners I, LP
Abrams Capital Partners II, LP
Great Hollow International, LP
Whitecrest Partners, LP

By: Pamet Capital Management, LP, its Investment Manager

By: Pamet Capital Management, LLC, its General Partner, as a Lender

By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as Lender
By:	Keith Rockwell
By:	/s/ Keith Rockwell
	Name:	Keith Rockwell
	Title:	Authorized Signatory

AFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

AG Diversified Credit Strategies Master, L.P. By: AG Diversified Credit Strategies GP, LLC, its General Partner By: Angelo, Gordon & Co., L.P., its Manager
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

AG Global Debt Strategy Partners, L.P. By: Angelo, Gordon & Co., L.P., its Fund Advisor
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Aladdin Credit Intermediate Fund, Ltd., as a Lender
By:	/s/ Luke Gosselin
	Name:	Luke Gosselin
	Title:	Senior Managing Director

By:	/s/ Simmon Saraf
	Name:	Simmon Saraf
	Title:	Director

Aladdin Credit Partners I, L.P., as a Lender
By:	/s/ Luke Gosselin
	Name:	Luke Gosselin
	Title:	Senior Managing Director

By:	/s/ Simmon Saraf
	Name:	Simmon Saraf
	Title:	Director

Capital Research and Management Company, for and on
behalf of the following Lenders:

American High-Income Trust
The Bond Fund of America, Inc.
The Income Fund of America, Inc.
SMALLCAP World Fund, Inc.
American Funds Insurance Series, Asset Allocation Fund
American Funds Insurance Series, Bond Fund
American Funds Insurance Series, Global Bond Fund
American Funds Insurance Series, High-Income Bond Fund
Capital World Bond Fund, Inc.

By:	/s/ Michael Downer
	Name:	Michael Downer
	Title:	Senior Vice President & Secretary

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

American Skandia PIMCO Total Return Bond Portfolio By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Anchorage Capital Master Offshore, Ltd. By: Anchorage Advisors, L.L.C., its Investment Manager
By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

Anchorage Crossover Credit Offshore Master Fund, Ltd. By: Anchorage Advisors, L.L.C., its Investment Manager
By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Ariel Reinsurance Company Ltd.
Managed Account Series: High Income Portfolio
BlackRock Floating Rate Income Trust
BlackRock Strategic Bond Trust
BlackRock Defined Opportunity Credit Trust
BlackRock High Yield Trust
BlackRock Limited Duration income Trust
BlackRock High Income Fund of BlackRock Bond Fund, Inc,
BlackRock Funds — High Yield Bond Portfolio
BlackRock High Income Portfolio of BlackRock Series Fund, Inc.
BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.
California State Teachers’ Retirement System
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Debt Strategies Fund, Inc,
BlackRock Diversified income Strategies Fund, Inc.
BlackRock Fixed Income Value Opportunties Trust
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
The Broad Institute, Inc
BlackRock High Income Shares
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund V, Inc.
LGT Multi Manager Bond High Yield (USD)
Lockheed-Martin Corporation Master Retirement Trust
Master Senior Floating Rate LLC
MET Investors Series Trust — BlackRock High Yield Portfolio
Missouri State Employees’ Retirement System
BlackRock Fixed income Portable Alpha Master Series Trust
The Obsidian Master Fund
BlackRock Senior Floating Rate Portfolio

As Lender
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signature

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust, By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney, as Lender
By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Beach Point Distressed Master Fund, LP
as a Lender

Associated British Foods Pension Scheme
as a Lender

LMA SPC for and on behalf of the account of Map A Segregated Portfolio as a Lender

INSTITUTIONAL BENCHMARKS SERIES
(MASTER FEEDER) LIMITED, acting solely in
respect of the Beach Point Distressed Securities Series
as a Lender

New Mexico Educational Retirement Board
as a Lender

Post Aggressive Credit Master Fund, LP
as a Lender

Post Strategic Master Fund, LP
as a Lender

Post Total Return Master Fund, LP
as a Lender

Royal Mail Pension Plan
as a Lender

Virginia Retirement System
as a Lender

By: Beach Point Capital Management, LP
As Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Managing Partner

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Bank of America, N.A. as a Lender
By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender
By:	/s/ Roderick Bryce
	Name:	Roderick Bryce
	Title:	Vice President

BAUPOST GROUP SECURITIES, L.L.C. as a Lender By: The Baupost Group L.L.C., its manager
By:	/s/ Herbert S. Wagner III
	Name:	Herbert S. Wagner III
	Title:	Managing Director

Beach Point Loan Master Fund, LP, as a Lender By: Beach Point Advisors, LLC As General Partner By: Beach Point Capital Management, LP As Investment Manager
By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Managing Partner

Bell Atlantic Master Trust By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

BFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

BLT 27 LLC, as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

BLT 31 LLC, as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

BLT 32 LLC, as a Lender
By:	/s/ Ronald Gotz
	Name:	Ronald Gotz
	Title:	Authorized Signatory

BLT 39 LLC, as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

BLT 8 LLC, as a Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Blue Cross of California, as a Lender By: Whippoorwill Associates, Inc., its agent and authorized signatory
By:	/s/ Steven K. Gendal
	Name:	Steven K. Gendal
	Title:	Principal

Canpartners Investments IV, LLC, as a Lender By: Canpartners Investments IV, LLC, a California limited liability company By: Canyon Capital Advisors LLC, its Manager
By:	/s/ Jonathan Kaplan
	Name:	Jonathan Kaplan
	Title:	Authorized Signatory

Canyon Special Opportunities Master Fund (Cayman), Ltd. An Exempted Company incorporated in the Cayman islands with limited liability, as a Lender

By: Canyon Capital Advisors LLC, its Investment Advisor, a Delaware limited liability company, its Investment Advisor

By:	/s/ Jonathan Kaplan
	Name:	Jonathan Kaplan
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Capital Guardian Trust Company, for an on behalf of the following Lenders: Capital Guardian Global High-Income Opportunities Fund State of Alaska Permanent Fund
By:	/s/ Mark Brubaker
	Name:	Mark Brubaker
	Title:	Senior Vice President

Caspian Alpha Long Credit Fund, L.P. By: Mariner Investment Group LLC, as Investment Adviser, as a Lender
By:	/s/ Charles R. Howe II
	Name:	Charles R. Howe II
	Title:	President

Caspian Capital Partners, L.P. By: Mariner Investment Group, as Investment Adviser, as a Lender
By:	/s/ Charles R. Howe II
	Name:	Charles R. Howe II
	Title:	President

Caspian Corporate Loan Fund, LLC By: Mariner Investment Group LLC, as Investment Adviser, as a Lender
By:	/s/ Charles R. Howe II
	Name:	Charles R. Howe II
	Title:	President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Caspian Select Credit Master Fund, Ltd. By: Mariner Investment Group LLC, as Investment Adviser, as a Lender
By:	/s/ Charles R. Howe II
	Name:	Charles R. Howe II
	Title:	President

CC Arbritage, LTD, as a Lender
By:	/s/ Arvind Admal
	Name:	Arvind Admal
	Title:	As Attorney-In-Fact

CCP Credit Acquisition Holdings LLC, as a Lender
By:	/s/ Jeffrey Gelfand
	Name:	Jeffrey Gelfand
	Title:	Authorized Signatory

Centerbridge Special Credit Partners LP, as a Lender
By:	/s/ Jeffrey Gelfand
	Name:	Jeffrey Gelfand
	Title:	Authorized Signatory

CFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 11, 2008

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

CHGO Loan Funding Ltd., as a Lender By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager
By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

Citigroup Financial Products, Inc., as a Lender
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Authorized Signatory

Consumer Program Administrators, Inc., as a Lender By: Onex Credit Partners, LLC, its Investment Manager
By:	/s/ Michael Gelblat
	Name:	Michael Gelblat
	Title:	Managing Member

Continential Casualty Company, as a Lender
By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Corbin SPV III, as a Lender By: Corbin Capital Partners, L.P.
By:	/s/ Daniel Friedman
	Name:	Daniel Friedman
	Title:	General Counsel

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

CREDIT SUISSE INTERNATIONAL, as a Lender
By:	/s/ Melanie Harries
	Name:	Melanie Harries
	Title:	Assistant Vice President

By:	/s/ Ian Croft
	Name:	Ian Croft
	Title:	Assistant Vice President

CREDIT SUISSE LOAN FUNDING LLC, as a Lender
By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

By:	/s/ Gil Golan
	Name:	Gil Golan
	Title:	Authorized Signatory

D.E. SHAW LAMINAR PORTFOLIOS, L.L.C., as a Lender
By:	/s/ Brandon Baer
	Name:	Brandon Baer
	Title:	Authorized Signatory

Dah Sing Assurance Company Limited By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Deutsche Bank Trust Company Americas, as a Lender By: DB Services New Jersey, Inc.
By:	/s/ Deirdre D. Cesario
	Name:	Deirdre D. Cesario
	Title:	Assistant Vice President

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

DK Acquisition Partners, L.P. By: M.H. Davidson & Co., its General Partner, as a Lender
By:	/s/ Avram Friedman
	Name:	Avram Friedman
	Title:	General Partner

Drawbridge Special Opportunities LP By: Drawbridge Special Opportunities GP LLC, its general partner as Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Chief Financial Officer

Drawbridge Special Opportunities Fund LTD as Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

EFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

Eton Park Fund, L.P., as a Lender By: Eton Park Capital Management, L.P., its investment manager
By:	/s/ Terence Aquino
	Name:	Terence Aquino
	Title:	Chief Financial Officer Eton Park Capital Management, LP

FFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated January 9, 2009
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

Fidelity Advisor Serise II: Fidelity Advisor Strategic Income Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Fidelity American High Yield Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity American High Yield Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Canadian Asset Allocation Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Asset Allocation Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Canadian Balanced Fund, For: Fidelity Investments Canada, Limited, as Trustee of Fidelity Canadian Balanced Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 2, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Puritan Trust: Fidelity Puritan Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Fidelity School Street Trust: Fidelity Strategic Income Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Summer Street Trust: Fidelity Capital & Income Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Summer Street Trust: Fidelity High Income Fund, as Lender
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

FINANCIAL CREDIT INVESTORS, LLC, as a Lender
By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	CFO

Ford Motor Company Master Trust Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

FPA CRESCENT FUND, as a Lender
By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Treasurer

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	Assistant Treasurer

FPA HAWKEYE 7 FUND, as a Lender
By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Chief Operating Officer

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	VP & Controller

FPA HAWKEYE FUND, as a Lender
By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Chief Operating Officer

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	VP & Controller

FPFO Corporates Ltd By: Fortress Partners Offshore Master GP, LLC as Lender
By:	/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins
	Title:	Director
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Mutual Shares Fund,
Mutual Quest Fund,
Mutual Beacon Fund,
Mutual Global Discovery Fund,
Mutual Financial Services Fund,
Mutual Shares Securities Fund,
Mutual Global Discovery Securities Fund,
Mutual Beacon Fund (Canada),
Mutual Discovery Fund (Canada),
Franklin Mutual Recovery Fund,
ING Franklin Mutual Shares Portfolio,
EQ/AXA Mutual Shares Core Portfolio,
JNL Franklin Templeton Mutual Shares Fund,
John Hancock Trust — Mutual Shares Trust, and
MET/Franklin Mutual Shares Portfolio

each as a Lender

By: Franklin Mutual Advisers, LLC, each Lender’s investment advisor

By:	/s/ Bradley Takahashi
	Name:	Bradley Takahashi
	Title:	Vice President

Future Fund Board of Guardians By: Sankaty Advisors, LLC As Its Investment Advisor, as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

FUTURE FUND BOARD OF GUARDIANS, as Lender By: Oak Hill Advisors, L.P. As its Investment Advisor
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

LERNER ENTERPRISES, LLC, as Lender By: Oak Hill Advisors, L.P. as advisor and attorney-in-fact to Lerner Enterprises, LLC
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHA FINLANDIA CREDIT FUND, as Lender
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHA STRATEGIC CREDIT FUND, L.P., as Lender By: OHA Strategic Credit GenPar, LLC, its General Partner
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

OHA STRATEGIC CREDIT FUND (PARALLEL I), L.P., as Lender By: OHA Strategic Credit GenPar, LLC, its General Partner
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SWIFTCURRENT PARTNERS, L.P., as Lender By: Oak Hill Advisors, L.P. as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SWIFTCURRENT OFFSHORE, LTD., as Lender By: Oak Hill Advisors, L.P. as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SWIFTCURRENT OFFSHORE, LTD., as Lender By: Oak Hill Advisors, L.P. as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

OREGON PUBLIC EMPLOYEES RETIREMENT FUND, as Lender By: Oak Hill Advisors, L.P. as Investment Manager
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

GMAM GROUP PENSION TRUST I, as Lender By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee
By:	/s/ Timothy Norton
	Name:	Timothy Norton
	Title:	Officer

GoldenTree Credit Opportunities Financing I, Limited, as Lender By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

GoldenTree Leverage Loan Financing I, Limited, as Lender By: GoldenTree Leverage Loan Manager, LLC
By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Goldman Sachs Corporate Credit Investment Fund By: Goldman Sachs Asset Management, L.P., its investment manager, as Lender
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

Goldman Sachs Corporate Credit Investment Fund, LLC By: Goldman Sachs Asset Management, L.P., its investment manager, as Lender
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

Goldman Sachs Global High Yield Bond Sub-Trust by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as Lender By: Sandra L. Stulberger
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Goldman Sachs Global Opportunities Fund Offshore, LTD. By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as Lender By: Sandra L. Stulberger
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Goldman Sachs Global Opportunities Fund, LLC By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as Lender By: Sandra L. Stulberger
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

Goldman Sachs Liquidity Partners 2007, L.P. By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as Lender By: Sandra L. Stulberger
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Goldman Sachs Liquidity Partners 2007 Offshore, L.P. By: Goldman Sachs Asset Management, L.P., not in its individual capacity, but solely as investment adviser, as Lender By: Sandra L. Stulberger
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

Goldman Sachs Palmetto State Credit Fund, L.P. By: Goldman Sachs Asset Management, LP., its investment manager, as Lender
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

Hayman Capital Master Fund, LP, as a Lender
By:	/s/ Debby LaMoy
	Name:	Debby LaMoy
	Title:	Chief Operating Officer

Hewlett-Packard Company Master Trust By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

IBM Personal Pension Plan Trust By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

IBM Tax Deferred Savings Plan By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

IDEO, as Lender
By:	/s/ Irfan Ahmed
	Name:	Irfan Ahmed
	Title:	Authorized Signatory

IG Investment Management Ltd., as trustee for IG FI Canadian Allocation Fund, By: Pyramis Global Advisors LLC as Authorized Signatory, as Lender
By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Illinois Municipal Retirement Fund, By: Pyramis Global Advisors Trust Company, as Investment Manager under Power of Attorney, as Lender
By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Illinois State Universities Retirement System By: Pacific Investment management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Indiana State Teacher’s Retirement Fund By: Pacific Investment management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

ING PIMCO Core Bond Portfolio By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

ING PIMCO High Yield Portfolio By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

James River Insurance Company By: Angelo, Gordon & Co., L.P. As Investment Manager
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

John Hancock Funds II Total Return By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

JRG Reinsurance Company, Ltd. By: Angelo, Gordon & Co., L.P. As Investment Manager
By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

KING STREET CAPITAL, L.P., as Lender By: King Street Capital Management, L.P. Its Investment Manager By: King Street Capital Management, G.P., L.L.C. Its General Partner
By:	/s/ Jay Ryan
	Name:	Jay Ryan
	Title:	Authorized Signatory

KS CAPITAL PARTNERS LP as a Lender
By:	/s/ Jack Swain
	Name:	Jack Swain
	Title:	Chief Investment Officer

KS INTERNATIONAL, INC., as a Lender
By:	/s/ Jack Swain
	Name:	Jack Swain
	Title:	Chief Investment Officer

Liberty Harbor Master Fund I, L.P., as Lender
By:	/s/ Sandra L. Stulberger
	Name:	Sandra L. Stulberger
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

LINCOLN S.A.R.L. SOCIETE A RESPONSABILITE LIMITEE By: Highbridge Leveraged Loan Partners Master Fund, L.P. as Portfolio Manager By: Highbridge Capital Management, LLC as Trading Manager
By:	/s/ Marc Creatore
	Name:	Marc Creatore
	Title:	Director of Operations

Longacre Acquisition, LLC, as a Lender By: Longacre Fund Management, LLC, its Manager
By:	/s/ Steven Weissman
	Name:	Steven Weissman
	Title:	Manager

LOOMIS SAYLES US HIGH YIELD BOND TRUST, as a Lender By: Loomis, Sayles & Company, L.P., Its Investment Adviser By: Loomis, Sayles & Company, Incorporated, Its General Partner
By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

Luminous Capital Senior Credit Fund-A, L.P., as Lender
By:	/s/ Matt Sonnen
	Name:	Matt Sonnen
	Title:	Initial Officer of Luminous Capital GP its General Partner

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Luminous Capital Senior Credit Fund, L.P., as Lender
By:	/s/ Matt Sonnen
	Name:	Matt Sonnen
	Title:	Initial Officer of Luminous Capital GP its General Partner

Luxor Capital, LLC, as a Lender
By:	/s/ Norris Nissim
	Name:	Norris Nissim
	Title:	General Counsel

Managers Fremont Bond Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Mariner LDC By: Mariner Investment Group as Investment Advisor, as a Lender
By:	/s/ Charles R. Howe II
Name: Charles R. Howe II
	Title:	President

Maryland State Retirement and Pension System By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Master I Investors Trust, as a Lender

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated January 5, 2009
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

Meritage Fund Ltd., as a Lender
By:	/s/ Mark Mindich
	Name:	Mark Mindich
	Title:	Vice President

MERRILL LYNCH CAPITAL SERVICES, INC. as Lender
By:	/s/ Neyda Darias
	Name:	Neyda Darias
	Title:	Vice President

Met Investors Series Trust PIMCO Total Return Portfolio By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

MFC Investors Trust, as a Lender By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated May 8, 2009
By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Microsoft Global Finance, Ltd. By: Pacific Investment Management Corporation LLC, as its Investment Advisor, acting through Northern Trust Company in the Nominee Name of How & Co.
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Monarch Master Funding Ltd, as Lender By: Monarch Alternative Capital LP Its: Advisor
By:	/s/ Christopher Santana
	Name:	Christopher Santana
	Title:	Managing Principal

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:	/s/ Eric Cole
	Name:	Eric Cole
	Title:	Authorized Signatory

MSD Value Investments, L.P. By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

National Railroad Retirement Investment Trust By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Newstart Factors Inc. as a Lender
By:	/s/ James D. Bennett
	Name:	James D. Bennett
	Title:	President

OHA STRATEGIC CREDIT MASTER FUND (PARALLEL II), L.P., as Lender By: OHA Strategic Credit GenPar, LLC, its General Partner
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHA STRATEGIC CREDIT FUND II, L.P., as Lender By: OHA Strategic Credit GenPar, LLC, its General Partner
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

OHA STRATEGIC CREDIT MASTER FUND II (OFFSHORE), L.P., as Lender By: OHA Strategic Credit GenPar, LLC, its General Partner
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as Lender
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF II FINANCING, LTD. as Lender
By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAKTREE HIGH YIELD PLUS CITF LTD. By: Oaktree Fund GP, LLC Its: Sole Director By: Oaktree Fund GP I, L.P. Its: Managing Member
By:	/s/ George Leiva
	Name:	George Leiva
	Title:	Authorized Signatory

By:	/s/ Scott Borenstein
	Name:	Scott Borenstein
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Oaktree Opps CITF Ltd. By: Oaktree Capital Management, L.P. Its: Sole Director
By:	/s/ Rajath Shourie
	Name:	Rajath Shourie
	Title:	Managing Director

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Vice President

Oaktree Senior Loan Fund CITF Holdings, Ltd. By: Oaktree Capital Management, L.P. Its: Sole Director
By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

OCM High Yield Fund II, L.P. By: Oaktree Capital Management, L.P. Its: Sole Director
By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

OCM High Yield Limited Partnership By: Oaktree Capital Management, L.P. Its: General Director
By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

OCM High Yield Trust By: Oaktree Capital Management, L.P. Its: Investment Manager
By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

Onex Debt Opportunity Fund, Ltd., as a Lender By: Onex Credit Partners, LLC – its investment manager
By:	/s/ Michael Gelblat
	Name:	Michael Gelblat
	Title:	Managing Member
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Onex Senior Credit II, LP, as a Lender By: Onex Credit Partners, LLC – its investment manager
By:	/s/ Michael Gelblat
	Name:	Michael Gelblat
	Title:	Managing Member

Oregon Public Employee Retirement Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

OWL CREEK INVESTMENTS I, LLC, as a Lender
By:	/s/ Daniel Sapadin
	Name:	Daniel Sapadin
	Title:	CFO

OZ SPECIAL MASTER FUND, LTD., as a Lender By: Oz Management LP, its Investment Manager By: OCH-Ziff Holding Corporation, its General Partner
By:	/s/ Joel Frank
	Name:	Joel Frank
	Title:	CFO
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Pacific Select Managed Bond Fund By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Paulson Credit Opportunity Master Ltd., as a Lender
By:	/s/ Michael Waldorf
	Name:	Michael Waldorf
	Title:	Managing Director

PCI FUND L.L.C. By: Anchorage Advisors, L.L.C., its Investment Manager
By:	/s/ Michael Aglialoro
	Name:	Michael Aglialoro
	Title:	Executive Vice President

Pension Benefit Guaranty Corporation By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Absolute Return Strategy II Cayman Unit Trust By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Absolute Return Strategy II Master Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Absolute Return Strategy V Alpha Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Absolute Return Strategy V (PARS V) By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Convertible Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Corporate Income Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Corporate Opportunity Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Distressed Mortgage Fund II By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Distressed Mortgage Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Distressed Senior Credit Opportunities Fund Offshore Feeder I, L.P. By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Diversified Income Fund By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Global Credit Opportunity Asset Backed Strategy Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Global Credit Opportunity Onshore Fund LLC By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Global High Yield Strategy Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO High Yield Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor for the PIMCO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Income Opportunity Fund By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Investment Grade Corporate Bond Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Loan Opportunities Fund I L.P. By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Low Duration Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Strategic Global Government Fund, Inc. By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Total Return Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

PIMCO Total Return Fund III By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

PIMCO Unconstrained Bond Fund By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Prospect Harbor Credit Partners, L.P., as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

PVIT High Yield Bond Portfolio By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Pyramis High Yield Fund, LLC, By: Pyramis Gobal Advisors Trust Company, as Investment Manager, as Lender
By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Red River HYPi, L.P. By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

REDWOOD MASTER FUND, LTD. as Lender
By:	/s/ Jon Kolatch
	Name:	Jon Kolatch
	Title:	Director

Redwood Opportunity Master Fund, Ltd. as Lender
By:	/s/ Jon Kolatch
	Name:	Jon Kolatch
	Title:	Director

The Regents of the University of California by Goldman Sachs Asset Management, L.P., solely as its investment advisor and not as principal, as Lender
By:	Sandra Stulberger

By:	/s/ Sandra Stulberger
	Name:	Sandra Stulberger
	Title:	Authorized Signatory

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Riva Capital Partners II, LP By: Abrams Capital Management, LP, its Investment Manager, as a Lender
By:	/s/ David Abrams
	Name:	David Abrams
	Title:	Managing Member

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Suzanne Kalcher
	Name:	Suzanne Kalcher
	Title:	Attorney-In-Fact Royal Bank of Canada

THE ROYAL BANK OF SCOTLAND PLC, as a Lender By: RBS Securities Inc., its agent
By:	/s/ Matthew S. Rosencrans
	Name:	Matthew S. Rosencrans
	Title:	Vice President

Sankaty Managed Account (PSERS), L.P., as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty Senior Loan Fund, L.P., as a Lender
By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

SERENGETI LOXODON ONSHORE I LTD., as a Lender By: SERENGETI ASSET MANAGEMENT LP, as Collateral Manager
By:	/s/ Wai-Yen Lau
	Name:	Wai-Yen Lau
	Title:	Authorized Person

SERENGETI LOXODON OVERSEAS I LTD., as a Lender By: SERENGETI ASSET MANAGEMENT LP, as Collateral Manager
By:	/s/ Wai-Yen Lau
	Name:	Wai-Yen Lau
	Title:	Authorized Person

Silver Oak Capital, L.L.C., as Lender
By:	/s/ Michael Gordon
	Name:	Michael Gordon
	Title:	Authorized Signatory

SOF Investments, L.P. By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

SPCP GROUP III LLC, as Lender
By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	CFO

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

SPCP GROUP LLC, as Lender
By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	CFO

Taconic Capital Partners 1.5 L.P. By: Taconic Capital Advisors LP, as Investment Advisor
By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

Taconic Market Dislocation Fund II L.P. By: Taconic Capital Advisors LP, as Investment Advisor
By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

Taconic Market Dislocation Master Fund II L.P. By: Taconic Capital Advisors LP, as Investment Advisor
By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

Taconic Opportunity Fund L.P. By: Taconic Capital Advisors LP, as Investment Advisor
By:	/s/ Jon Jachman
	Name:	Jon Jachman
	Title:	Principal

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

TIC809, L.L.C., as Lender
By:	King Street Capital Management, L.P.
Its Manager

By:	King Street Capital Management GP, L.L.C.
Its General Partner

By:	/s/ Jay Ryan
	Name:	Jay Ryan
	Title:	Authorized Signatory

TPG Opportunity Fund I L.P., as a Lender By: TPG Opportunities Advisors, Inc., its General Partner
By:	/s/ Steven Willmann
	Name:	Steven Willmann
	Title:	Asst. Treasurer

UBS AG, STAMFORD BRANCH, as Lender
By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Variable Insurance Products Fund V: Strategic Income Portfolio, as Lender By:
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Virginia Retirement System
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

Waterstone Market Neutral Master Fund, Ltd, as a Lender
By:	/s/ Martin Kalish
	Name:	Martin Kalish
	Title:	CFO

Each of the persons listed on Annex A, severally but not jointly, as Lender
By: Wellington Management Company, LLP as Investment Advisor

By:	/s/ Donald M. Caiazza
	Name:	Donald M. Caiazza
	Title:	Vice President and Counsel

ANNEX A
Vanguard High-Yield Corporate Fund
Vanguard Variable Insurance Fund High Yield
Bond Portfolio
Commonwealth International Fixed Interest Fund
5
Oregon Public Employees Retirement Fund
J.Caird Partners, L.P.
Macquarie Investment Management Limited in its
capacity as responsible entity for the Macquarie
High Yield Bond Fund
Wolf Creek Partners, L.P.
J. Caird Investors (Bermuda) L.P.
Michelin North America, Inc. Master Trust
Wolf Creek Investors (Bermuda) L.P.
Wellington Trust Company, National Association
[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Multiple Common Trust Funds Trust,
Opportunistic Investment Portfolio
Max Bermuda Ltd.
UMC Benefit Board, Inc.
Hiscox Insurance Company (Bermuda) Ltd
Hiscox Syndicate 33
Symetra Life Insurance Company
Wellington Trust Company, National Association
Multiple Common Trust Funds Trust-
Opportunistic Fixed Income Allocation Portfolio
TIFF Multi-Asset Fund
Stellar Performer Global Series W — Global Credit
SunAmerica Senior Floating Rate Fund, Inc.

WellPoint, Inc., as a Lender
By:	Whippoorwill Associates, Inc., its agent and authorized signatory

By:	/s/ Steven K. Gendal
	Name:	Steven K. Gendal
	Title:	Principal

Whippoorwill Associates, Inc. Profit Sharing Plan, as a Lender
By:	Whippoorwill Associates, Inc., its agent and authorized signatory

By:	/s/ Steven K. Gendal
	Name:	Steven K. Gendal
	Title:	Principal

Whippoorwill Distressed Opportunity Fund, L.P., as a Lender
By:	Whippoorwill Associates, Inc., its agent and authorized signatory

By:	/s/ Steven K. Gendal
	Name:	Steven K. Gendal
	Title:	Principal

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

Whippoorwill Offshore Distressed Opportunity Fund, Ltd., as a Lender
By:	Whippoorwill Associates, Inc., its agent and authorized signatory

By:	/s/ Steven K. Gendal
	Name:	Steven K. Gendal
	Title:	Principal

York Capital Management, L.P., as a Lender
By:	/s/ David B. Charnin
	Name:	David B. Charnin
	Title:	Vice President, Chief Investment Counsel

York Enhanced Strategies Fund, LLC, as a Lender
By:	/s/ David B. Charnin
	Name:	David B. Charnin
	Title:	Vice President, Chief Investment Counsel

[Signature page to First Amendment to Second Amended and Restated Credit Agreement]

EXHIBIT 1 TO FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
FORM OF JOINDER AGREEMENT
          This JOINDER AGREEMENT (this “Joinder Agreement”), dated as of December 10, 2009, is delivered pursuant to the Second Amended and Restated Collateral Agreement, dated as of October 28, 2009, by the subsidiaries of CIT Group Inc. (the “Company”) party thereto (each, a “Grantor” and collectively, the “Grantors”) in favor of Bank of America, N.A. (“Bank of America”), as collateral agent for the Secured Parties referred to therein (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”) and pursuant to the First Amendment, dated as of December 10, 2009 (the “First Amendment”), to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 28, 2009, by and among the Company, the subsidiaries of the Company named therein, Bank of America, as Administrative Agent and as Collateral Agent, and the Lenders party thereto from time to time (as amended by the First Amendment and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition are used as defined in the Collateral Agreement (as amended hereby) or, if not defined therein, as defined in the Credit Agreement.
          WHEREAS, pursuant to the First Amendment, the Requisite Lenders authorized and directed Bank of America (i) to serve as collateral agent for the Parent Secured Parties (as defined below) in respect of the Parent Collateral (as defined below) and (ii) to execute and deliver this Joinder Agreement in its capacities as Parent Collateral Agent and as Subsidiary Collateral Agent (each as defined below);
          WHEREAS, the Company has: (i) guaranteed A$150,000,000 aggregate principal amount of 6.0% fixed rate notes due March 3, 2011 issued by CIT Group (Australia) Limited on March 3, 2006 and A$150,000,000 aggregate principal amount of floating rate notes due March 3, 2011 issued by CIT Group (Australia) Limited on March 3, 2006 (collectively, the “CIT Australia Bonds”), in each case pursuant to that certain Guaranty, dated as of March 5, 2004 (the “Australian Guaranty”), in favor of and for the benefit of the holders of the CIT Australia Bonds, as amended by the Guaranty Confirmation Agreement, dated as of November 1, 2009, and in connection therewith, the obligors under the CIT Australia Bonds and AET Structured Finance Services Pty Limited (in its capacity as note trustee, the “CIT Australia Bond Trustee”) entered into that certain Trust Deed, dated as of November 1, 2009, as amended by the Amendment Deed (Trust Deed), dated as of November 16, 2009, and the Amendment Deed (Trust Deed), to be dated on or about December 10, 2009 (such Trust Deed, as amended by such Amendment Deeds, the “CIT Australia Bond Trust Deed”), and (ii) issued senior unsecured bonds (the “Long Dated Bonds”) pursuant to that certain Indenture, dated as of January 20, 2006, between the Company, as issuer, and JPMorgan Chase Bank, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of February 13, 2007, between the Company and The Bank of New York Mellon (formerly The Bank of New York), as successor trustee (the “Long Dated Bond Trustee”), and as further supplemented by the Second Supplemental Indenture, dated as of October 23, 2007, the Third Supplemental Indenture, dated as of October 1, 2009, and the Fourth Supplemental Indenture, dated as of October 16, 2009 (such Indenture, as supplemented by such First Supplemental Indenture, such Second Supplemental Indenture, such Third Supplemental Indenture and such Fourth Supplemental Indenture, the “Long Dated Bond Indenture”);

          WHEREAS, the Company will cause the CIT Australia Bond Trustee to execute and deliver the First Lien Parent Collateral Agent Appointment and Authorization, to be dated on or about December 10, 2009, by and among the Company, Bank of America and the CIT Australia Bond Trustee, pursuant to which the CIT Australia Bond Trustee will authorize and direct Bank of America (i) to serve as collateral agent for the CIT Australia Bond Secured Party in respect of the Parent Collateral and (ii) to execute and deliver this Joinder Agreement;
          WHEREAS, pursuant to the First Lien Parent Collateral Agent Appointment and Authorization, dated as of December 10, 2009, by and among the Company, Bank of America and the Long Dated Bond Trustee, the Long Dated Bond Trustee authorized and directed Bank of America (i) to serve as collateral agent for the Long Dated Bond Secured Party in respect of the Parent Collateral and (ii) to execute and deliver this Joinder Agreement;
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO THE COLLATERAL AGREEMENT
     A. The first paragraph of the Collateral Agreement is hereby restated in its entirety to read as follows:
     “SECOND AMENDED AND RESTATED COLLATERAL AGREEMENT, dated as of October 28, 2009, by each of the entities listed on the signature pages hereof or that becomes a party hereto as a grantor (each, a “Grantor” and collectively, the “Grantors”), in favor of Bank of America, N.A. (“Bank of America”), as Collateral Agent (as defined in Section 1.1) for the Secured Parties (as defined in Section 1.1).”
     B. Section 1.1(a) of the Collateral Agreement is hereby amended by inserting the following at the end of such section:
          “or if not defined therein, as defined in the Joinder Agreement, dated as of December 10, 2009, by and among the Company and the other Grantors party thereto, the Parent Collateral Agent and the Subsidiary Collateral Agent”
     C. Section 1.1(c) of the Collateral Agreement is amended by inserting the following definitions in the appropriate place to preserve the alphabetical order of the definitions in Section 1.1(c):
          ““Australian Guaranty Obligations” means the payment obligations of the Company under the Australian Guaranty.
          “CIT Australia Bond Secured Party” means the CIT Australia Bond Trustee.
          “Collateral Agent” means (i) in the case of Liens granted by the Company, the Parent Collateral Agent, and (ii) in the case of Liens granted by each of the Grantors (other than the Company), the Subsidiary Collateral Agent.
          “Equal and Ratable Obligations” means the Australian Guaranty Obligations and the Long Dated Bond Obligations.

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          “Long Dated Bond Obligations” means the obligations of the Company in respect of the payment of principal of, and interest on, the Long Dated Bonds outstanding as of the First Amendment Effective Date that are not exchanged or treated pursuant to the Approved Restructuring Plan.
          “Long Dated Bond Secured Party” means the Long Dated Bond Trustee.
          “Parent Collateral” has the meaning set forth Section 2.2(b).
          “Parent Collateral Agent” means Bank of America, acting in its capacity as collateral agent for the Parent Secured Parties, together with its successors and permitted assigns.
          “Parent Secured Obligations” means (i) the Equal and Ratable Obligations and (ii) the Obligations.
          “Parent Secured Parties” means (i) for so long as the Australian Guaranty Obligations remain outstanding, the CIT Australia Bond Secured Party, (ii) for so long as the Long Dated Bond Obligations remain outstanding, the Long Dated Bond Secured Party and (iii) the Subsidiary Secured Parties.
          “Secured Obligations” means (i) in the case of Liens granted to the Parent Collateral Agent, the Parent Secured Obligations and (ii) in the case of Liens granted to the Subsidiary Collateral Agent, the Obligations.
          “Subsidiary Collateral Agent” means Bank of America, acting in its capacity as collateral agent for the Subsidiary Secured Parties, together with its successors and permitted assigns.
          “Subsidiary Secured Parties” means, collectively, Lenders, Arrangers, Agents, and the BANA Indemnitees, any agents or sub-agents appointed by Administrative Agent or Collateral Agent pursuant to Section 9.7(c) of the Credit Agreement and members of the Lenders Steering Committee.”
     D. The definition of “Excluded Equity Interest” in Section 1.1(c) of the Collateral Agreement is hereby restated in its entirety to read as follows:
          ““Excluded Equity Interest” means (i) in the case of CIT Aerospace International, the one nominee share held by CIT Financial Ltd., (ii) in the case of CIT Group Finance (Ireland), the excess over forty-nine percent (49%) of its aggregate outstanding Capital Stock, (iii) in the case of Capita International L.L.C., the excess over sixty-five percent (65%) of its aggregate outstanding Capital Stock, (iv) in the case of Arrendadora Capita Corporation, S.A. de C.V., the excess over forty-four percent (44%) of its aggregate outstanding Capital Stock, (v) the Capital Stock of CIT Group SF Holding Co., Inc., (vi) the Capital Stock of any Regulated Entity, Special Purpose Vehicle or Joint Venture (other than Capital Stock identified on Schedule 4 or Schedule 5A hereof), (vii) any interest in Care Investment Trust, Inc. and (viii) in the case of all other Persons organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia, the excess over sixty-five percent (65%) of the Voting Capital Stock of such Person.”
     E. The definition of “Excluded Property” in Section 1.1(c) of the Collateral Agreement is hereby amended by restating clause (f) thereof in its entirety to read as follows:

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          “(f) any deposit accounts, other than any Bank of America Account, (i) to which funds that (A) represent proceeds of the items set out in clauses (a) through (e) above have been credited to such deposit accounts in the ordinary course of business or (B) do not belong to a Grantor have been credited to such deposit accounts in the ordinary course of business, (ii) maintained at Bank of America either in the name of Bank of America, as Administrative Agent under the New L/C Facility, or subject to a control agreement in its favor pursuant to the New L/C Facility, or (iii) maintained at JPMorgan Chase Bank, N.A. either in the name of JPMorgan Chase, as Administrative Agent, or subject to a control agreement in its favor pursuant to the JPMorgan Facility; and”
     F. The definition of “Secured Parties” in Section 1.1(c) of the Collateral Agreement is hereby restated in its entirety to read as follows:
          ““Secured Parties” means (i) in the case of Liens granted to the Parent Collateral Agent, the Parent Secured Parties and (ii) in the case of Liens granted to the Subsidiary Collateral Agent, the Subsidiary Secured Parties.”
     G. Section 4.10 of the Collateral Agreement is hereby amended by deleting the words “in the Credit Agreement” in the second sentence thereof and replacing them with the words “in Section 5.1(d)”.
     H. Section 5.1(f) of the Collateral Agreement is hereby amended by deleting the word “Obligations” in the first sentence thereof and replacing it with the words “Secured Obligations”.
     I. Section 5.3(b) of the Collateral Agreement is hereby amended by deleting the words “the order set forth in the Credit Agreement” at the end of such section and replacing them with the words “the manner provided in Section 5.1(d).”
     J. Section 5.4 of the Collateral Agreement is hereby amended by deleting the words “Secured Obligations” in the first sentence thereof and replacing them with the word “Obligations”.
     K. Section 7.3 of the Collateral Agreement is hereby amended by inserting the following at the end of such section:
          “The release or subordination of any Lien granted by the Company in accordance with Section 10.20 of the Credit Agreement shall apply equally to release or subordinate such Lien to the extent also securing the Equal and Ratable Obligations, and the Parent Collateral Agent is hereby authorized to evidence such release or subordination as contemplated by Section 10.20(k) of the Credit Agreement. Upon termination of the Commitments and payment in full of all Obligations (other than contingent reimbursement and indemnification obligations not yet accrued and payable), as contemplated by Section 10.20(b) of the Credit Agreement, (a) the Collateral Agent shall release any Lien on any property granted to or held by the Collateral Agent under this Agreement (including Liens granted to the Parent Collateral Agent), (b) the Collateral Agent shall, upon the request and at the sole cost and expense of the Grantors, subject to the terms and conditions of the intercreditor agreements referred to in Section 10.20(a) of the Credit Agreement, assign, transfer and deliver to the Grantors, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Collateral, as the case may be, and (c) this Agreement shall terminate.”

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     L. Annex 1 to the Collateral Agreement is hereby amended by deleting the word “Obligations” in the second paragraph thereof and replacing it with the words “Secured Obligations”.
     M. Annex 3 to the Collateral Agreement is hereby amended by (i) deleting the word “Obligations” in Section 2 thereof and replacing it with the words “Secured Obligations” and (ii) deleting the defined term “(the “Secured Obligations”)” in Section 2 thereof.
SECTION II. AMENDMENT TO THE COLLATERAL AGREEMENT AND JOINDER
     A. By executing and delivering this Joinder Agreement, the Company (i) hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and (ii) expressly assumes all obligations and liabilities of a Grantor thereunder, subject, in each case to the provisions hereof.
     B. Section 2.2 of the Collateral Agreement is hereby restated in its entirety to read as follows:
          “Section 2.2 Grant of Security Interest in Collateral. (a) Each Grantor (other than the Company), as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges and hypothecates to the Subsidiary Collateral Agent for the benefit of the Subsidiary Secured Parties, and grants to the Subsidiary Collateral Agent for the benefit of the Subsidiary Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under (i) in the case of a Grantor (other than a Foreign Grantor or the Company), the Collateral of such Grantor, and (ii) in the case of a Foreign Grantor, the Foreign Grantor Collateral of such Foreign Grantor.
          (b) The Company, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Parent Secured Obligations, hereby mortgages, pledges and hypothecates to the Parent Collateral Agent for the benefit of the Parent Secured Parties, and grants to the Parent Collateral Agent for the benefit of the Parent Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the Company (the “Parent Collateral”).”
     C. For the avoidance of doubt, any and all rights of the CIT Australia Bond Secured Party and the Long Dated Bond Secured Party and each Person for the benefit of whom any thereof is receiving the grant of a security interest in the Parent Collateral (including, without limitation, the holders of the Equal and Ratable Obligations) (collectively, the “Accommodation Holders”) described herein shall be limited to the Parent Collateral and shall not in any event apply to any Collateral granted by any other Grantor under the Collateral Agreement.
     D. Notwithstanding anything herein or in the Collateral Agreement to the contrary, the following provisions shall apply with respect to the Parent Collateral Agent, Parent Secured Obligations, the Parent Secured Parties and the Parent Collateral:
          (a) All references in the Collateral Agreement or in any other Collateral Document to the “Collateral Agent,” when used in respect of the Parent Collateral, shall be deemed to be references to the Parent Collateral Agent.

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          (b) All references in the Collateral Agreement or in any other Collateral Document to “Collateral,” when used in respect of the Parent Collateral, shall be deemed to be references to the Parent Collateral.
          (c) All references in the Collateral Agreement or in any other Collateral Document to “Secured Parties,” when used in respect of the Parent Collateral, shall be deemed to be references to the Parent Secured Parties.
          (d) All references in the Collateral Agreement or in any other Collateral Document to “Secured Obligations,” when used in respect of the Secured Obligations of the Company, shall be deemed to be references to the Parent Secured Obligations.
          (e) If at any time moneys collected or received by the Parent Collateral Agent pursuant to the Collateral Agreement are distributable to the CIT Australia Bond Trustee or the Long Dated Bond Trustee (collectively, the “Accommodation Agents” and each individually an “Accommodation Agent”) in respect of the Parent Secured Obligations and if the applicable Accommodation Agent shall notify the Parent Collateral Agent in writing that no provision is made under the CIT Australia Bond Trust Deed or the Long Dated Bond Indenture (collectively, the “Accommodation Facilities” and each individually an “Accommodation Facility”), as applicable, for the application of such moneys and that the applicable Accommodation Facility does not effectively provide for the receipt and the holding by the applicable Accommodation Agent of such moneys pending the application thereof, then the Parent Collateral Agent, after the receipt of such moneys pending the application thereof, and after receipt of such notification, shall hold such moneys in non-interest bearing accounts solely for such Accommodation Agent, as applicable (and in each case in its capacity as agent or trustee), and for no other purpose until such time as such Accommodation Agent shall request in writing the delivery thereof by the Parent Collateral Agent for application pursuant to the applicable Accommodation Facility. The Parent Collateral Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation thereof prior to maturity.
          (f) The only right of the Accommodation Holders under the Collateral Agreement is the right to receive their pro rata share of any proceeds or collection of the Parent Collateral following a foreclosure or other exercise of remedies by the Parent Collateral Agent in accordance with Section 5.1(d) of the Collateral Agreement as if, solely with respect to such Parent Collateral, (i) in the case of the CIT Australia Bond Secured Party, references in clauses “sixth”, “seventh”, “eighth” and “ninth” of Section 2.12(h) of the Credit Agreement to (A) “Lenders” included the CIT Australia Bond Secured Party, (B) “Credit Documents” included the CIT Australia Bond Trust Deed, (C) “Loans” included the Australian Guaranty Obligations, (D) “Prepayment Premium” included any prepayment premium owing under the CIT Australia Bond Trust Deed and (E) “Obligations” included the Australian Guaranty Obligations and (ii) in the case of the Long Dated Bond Secured Party, references in clauses “sixth”, “seventh”, “eighth” and “ninth” of Section 2.12(h) of the Credit Agreement to (A) “Lenders” included the Long Dated Bond Secured Party, (B) “Credit Documents” included the Long Dated Bond Indenture, (C) “Loans” included the Long Dated Bond Obligations, (D) “Prepayment Premium” included any prepayment premium owing under the Long Dated Bond Indenture and (E) “Obligations” included the Long Dated Bond Obligations. For the avoidance of doubt, the right to payment described in the previous sentence shall apply solely to proceeds from the Parent Collateral, and shall not apply to proceeds from Collateral constituting property of any Grantor (other than the Company) under the Collateral Agreement. In furtherance of the foregoing and not in derogation thereof, the Accommodation Holders shall have no right to (i) demand or consent to any foreclosure, sale or other exercise of remedies in respect of any Collateral (including any Parent Collateral) or (ii) consent to any supplement, waiver, amendment or other modification of the Collateral

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Agreement, any sale or release of any Collateral (including any Parent Collateral) or any foreclosure or exercise of remedies in respect of any Collateral (including any Parent Collateral).
          (g) In making the determination and allocations required by Section 5.1(d) of the Collateral Agreement in accordance with paragraphs (a) and (b) above, the Parent Collateral Agent may conclusively rely upon information supplied by the Accommodation Agents in writing (or in the absence of such information, upon information supplied by the Company in writing) as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the applicable Equal and Ratable Obligations and information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations under the Credit Agreement, and the Parent Collateral Agent shall have no liability to any of the Parent Secured Parties (or the Accommodation Holders) for actions taken in reliance on such information; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Parent Secured Party in any information so supplied. All distributions made by the Parent Collateral Agent pursuant to Section 5.1(d) of the Collateral Agreement shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error) and the Parent Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or any Accommodation Agent of any amounts distributed to them.
          (h) By accepting the benefits hereof and of the Collateral Agreement, each Accommodation Holder (including each Accommodation Agent) shall be deemed to have agreed (i) that the Parent Collateral Agent shall not have, by reason hereof or under the Collateral Agreement, a fiduciary relationship or other implied duties in respect of such Accommodation Holder, (ii) to the provisions hereof and of the Collateral Agreement and (iii) that if such Accommodation Holder shall receive any payment or other recovery in excess of its portion of payments on account of the Parent Secured Obligations to which it is then entitled in accordance with the Collateral Agreement, as modified by this Joinder Agreement, such Accommodation Holder shall hold such payment or other recovery in trust for the benefit of all Parent Secured Parties for distribution in accordance with this Joinder Agreement and Section 5.1(d) of the Collateral Agreement.
          (i) The obligations of the Parent Collateral Agent to the Accommodation Holders shall be limited solely to (i) holding the Parent Collateral for the benefit of the Accommodation Agents for so long as (A) any Equal and Ratable Obligations remain outstanding and (B) any Equal and Ratable Obligations are secured by such Parent Collateral and (ii) distributing any proceeds received by the Parent Collateral Agent from the sale, collection or realization of the Parent Collateral to the Accommodation Agents in respect of the Equal and Ratable Obligations in accordance with the terms of this Joinder Agreement and the Collateral Agreement. Neither the Accommodation Holders nor the Accommodation Agents shall be entitled to request or direct the Parent Collateral Agent to take any action. In furtherance of the foregoing and not in derogation thereof, neither the Accommodation Holders nor the Accommodation Agents shall be entitled to exercise (or direct the Parent Collateral Agent to exercise) any rights or remedies with respect to the Equal and Ratable Obligations, including without limitation the right to enforce the security interest in the Parent Collateral, request any action, institute proceedings, give any instructions, make any election, give any notice to account debtors, make collections, sell or otherwise foreclose on any portion of the Parent Collateral or execute any amendment, supplement or acknowledgement thereof. Neither the Parent Collateral Agent, the Subsidiary Collateral Agent nor any of the other Secured Parties shall have any liability to any of the Accommodation Holders by reason of actions taken with respect to the creation, perfection or continuation of the security interest in the Parent Collateral, actions with respect to the occurrence of a Default or Event of Default, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Parent Collateral or actions with respect to the collection of any claim or all or any part of the Parent Secured

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Obligations from any account debtor, guarantor or any other party or the valuation, use or protection of the Parent Collateral.
          (j) Notwithstanding any provision to the contrary in the Collateral Agreement, the Credit Agreement or any other Credit Documents (including, without limitation, Section 9.7(b) of the Credit Agreement), the Parent Collateral Agent may resign its capacity as such at any time by giving three (3) Business Days’ prior written notice thereof to the Company. Upon receipt of such notice, the Company shall, as promptly as practicable and in any event within such three (3) Business Day period, appoint a financial institution as the successor collateral agent (the “Successor Parent Collateral Agent”) for the Parent Secured Parties and the Parent Collateral Agent agrees to execute any documentation and to take such other actions as may reasonably be necessary to effect any such succession (provided that any document, instrument or agreement to be furnished or executed by, or other action to be taken by the Parent Collateral Agent shall be reasonably satisfactory to it). Any such resignation by the Parent Collateral Agent shall become effective on the earlier of (i) the third (3rd) Business Day after such notice of resignation or (ii) the appointment of such Successor Parent Collateral Agent by the Company. Upon the effectiveness of such resignation, the Parent Collateral Agent shall be discharged from its duties and obligations as collateral agent for the Parent Secured Parties. After any such resignation by the Parent Collateral Agent, the provisions hereof and of the Collateral Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it hereunder or under the Collateral Agreement while it was the collateral agent for the Parent Secured Parties. For the avoidance of doubt, any such resignation by the Parent Collateral Agent shall not be deemed to be a resignation of the Subsidiary Collateral Agent.
          (k) The Parent Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company or any other obligor under the Equal and Ratable Obligations.
          (l) The Company and the Parent Collateral Agent, on behalf of the Parent Secured Parties, agree that all of the Parent Secured Obligations are, and will be, equally and ratably secured with each other by the Liens on the Parent Collateral, and that it is their intention to give full effect to the equal and ratable provisions of the Accommodation Facilities, as in effect on the date hereof. To the extent that the rights and benefits herein or in any other security document related to the Equal and Ratable Obligations conferred on the Accommodation Holders shall be held to exceed the rights and benefits required so to be conferred by such provisions, such rights and benefits shall be eliminated so as to provide such Accommodation Holders only those rights and benefits that are required by such provisions. Any and all rights not herein expressly given to the Accommodation Holders are expressly reserved to the Collateral Agent and the Subsidiary Secured Parties.
          (m) (i) Any notice to any Accommodation Agent may be made to its address as set forth in the most recent copy of the applicable Accommodation Facility; and (ii) notice to any Accommodation Agent shall be deemed sufficient notice to the applicable Accommodation Holders for all purposes hereunder.
     E. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 7 to the Collateral Agreement. By acknowledging and agreeing to this Joinder Agreement, the Company hereby agrees that this Joinder Agreement may be attached to the Collateral Agreement and that the Pledged Collateral listed on Annex 1-A to this Joinder Agreement shall be and become part of the Parent Collateral referred to herein and shall secure all Parent Secured Obligations, in each case, subject to the terms of this Joinder Agreement.

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     F. The Company hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Collateral Agreement applicable to it and the Parent Collateral is true and correct in all material respects with respect to it and the Parent Collateral on and as of the date hereof as if made on and as of such date.
SECTION III. ACKNOWLEDGMENT AND CONSENT
     Each Grantor (other than the Company) hereby acknowledges that it has reviewed the terms and provisions of the Collateral Agreement and this Joinder Agreement and consents to the amendments of the Collateral Agreement effected pursuant to this Joinder Agreement. Each Grantor (other than the Company) hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations.
     Each Grantor (other than the Company) acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Joinder Agreement.
     Each Grantor (other than the Company) acknowledges and agrees that (i) such Grantor is not required by the terms of the Collateral Agreement or any other Collateral Document to consent to the amendments to the Collateral Agreement effected pursuant to this Joinder Agreement and (ii) nothing in the Collateral Agreement, this Joinder Agreement or any other Collateral Document shall be deemed to require the consent of such Grantor to any future amendments to the Collateral Agreement.
[Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

CIT GROUP INC.
By:
Name:
Title:

Grantors:

BAFFIN SHIPPING CO., INC.
C.I.T. LEASING CORPORATION
CAPITA COLOMBIA HOLDINGS CORP.
CAPITA CORPORATION
CAPITA INTERNATIONAL L.L.C.
CAPITA PREMIUM CORPORATION
CIT CAPITAL USA INC.
CIT CHINA 12, INC.
CIT CHINA 13, INC.
CIT CHINA 2, INC.
CIT CHINA 3, INC.
CIT COMMUNICATIONS FINANCE
        CORPORATION
CIT CREDIT FINANCE CORP.
CIT CREDIT GROUP USA INC.
CIT FINANCIAL LTD. OF PUERTO RICO
CIT FINANCIAL USA, INC.
CIT GROUP (NJ) LLC
CIT GROUP SF HOLDING CO., INC.
CIT HEALTHCARE LLC
CIT LENDING SERVICES CORPORATION
CIT LENDING SERVICES CORPORATION
        (ILLINOIS)
CIT LOAN CORPORATION (F/K/A THE CIT
        GROUP/CONSUMER FINANCE, INC.)
CIT REALTY LLC
CIT TECHNOLOGIES CORPORATION
CIT TECHNOLOGY FINANCING SERVICES, INC.
EDUCATION LOAN SERVICING CORPORATION
GFSC AIRCRAFT ACQUISITION FINANCING
        CORPORATION
HUDSON SHIPPING CO., INC.
OWNER-OPERATOR FINANCE COMPANY

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STUDENT LOAN XPRESS, INC.
THE CIT GROUP/BC SECURITIES INVESTMENT, INC.
THE CIT GROUP/BUSINESS CREDIT, INC.
THE CIT GROUP/CAPITAL FINANCE, INC.
THE CIT GROUP/CAPITAL TRANSPORTATION, INC.
THE CIT GROUP/CMS SECURITIES INVESTMENT, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC.
THE CIT GROUP/COMMERCIAL SERVICES, INC. (VA.)
THE CIT GROUP/CORPORATE AVIATION, INC.
THE CIT GROUP/EQUIPMENT FINANCING, INC.
THE CIT GROUP/EQUITY INVESTMENTS, INC.
THE CIT GROUP/FACTORING ONE, INC.
THE CIT GROUP/FM SECURITIES INVESTMENT, INC.
THE CIT GROUP/LSC SECURITIES INVESTMENT, INC.
THE CIT GROUP/SECURITIES INVESTMENT, INC.
THE CIT GROUP/VENTURE CAPITAL, INC.
WESTERN STAR FINANCE, INC.

By:
	Name:	Glenn A. Votek
	Title:	Treasurer

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THE CIT GROUP/CONSUMER FINANCE, INC. (NY) THE CIT GROUP/CONSUMER FINANCE, INC. (TN)
By:
	Name:	Glenn A. Votek
	Title:	Assistant Treasurer

FRANCHISE PORTFOLIO 1, INC. FRANCHISE PORTFOLIO 2, INC.
By:
	Name:	Glenn A. Votek
	Title:	Executive Vice President

CIT REAL ESTATE HOLDING CORPORATION
By:
	Name:	Glenn A. Votek
	Title:	Treasurer

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EQUIPMENT ACCEPTANCE CORPORATION
By:
	Name:	Glenn A. Votek
	Title:	Treasurer

NAMEKEEPERS LLC
By:
	Name:	Glenn A. Votek
	Title:	Treasurer

13

CIT MIDDLE MARKET FUNDING COMPANY, LLC CIT MIDDLE MARKET HOLDINGS, LLC CMS FUNDING COMPANY LLC
By:
	Name:	Usama Ashraf
	Title:	Senior Vice President & Assistant Treasurer

14

Foreign Grantors: CIT HOLDINGS CANADA ULC
By:
	Name:	Glenn A. Votek
	Title:	Treasurer

15

CIT FINANCIAL (BARBADOS) SRL
By:
Name:
Title:

16

CIT GROUP HOLDINGS (UK) LIMITED
By:
Name:
Title:

17

CIT HOLDINGS NO. 2 (IRELAND)
By:
Name:
Title:

18

BANK OF AMERICA, N.A., in its capacities as Parent Collateral Agent and Subsidiary Collateral Agent
By
Name:
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19

Annex 1-A
SCHEDULE 1
TO JOINDER AGREEMENT
COMMERCIAL TORT CLAIMS
     None.

Sched. 1-1

SCHEDULE 2
TO JOINDER AGREEMENT
FILINGS

Grantor	Jurisdiction of Filing	Organization Number where applicable
CIT Group Inc.	Delaware/Secretary of State	3367172

Sched. 2-1

SCHEDULE 3
TO JOINDER AGREEMENT
JURISDICTION OF ORGANIZATION;
CHIEF EXECUTIVE OFFICE; ORGANIZATION NUMBERS

			Organization Number where
Grantor	Jurisdiction	Chief Executive Office	applicable
CIT Group Inc.	Delaware	505 Fifth Avenue, New York, New York 10017	3367172

Sched. 3-1

SCHEDULE 4
TO JOINDER AGREEMENT
FOREIGN GRANTOR PLEDGED STOCK
     None.

Sched. 4-1

SCHEDULE 5A
TO JOINDER AGREEMENT
PLEDGED STOCK

			Certificate	Number of Shares	Percentage
Guarantor	Issuer	Class	No(s).	(if certificated)	Pledged	Percentage Owned
CIT Group Inc.	CIT Group (NJ) LLC	Capital	Uncertificated	—	100%	100%
	CIT Loan Corporation	Common	5	10	100%	100%
	GFSC Aircraft Acquisition Financing Corporation	Common	3	100	100%	100%
	Hudson Shipping Co., Inc.	Common	9	113	100%	100%
	North American Exchange, Inc.	Common	5	250	100%	100%
	Student Loan Xpress, Inc.	Common	2	100	100%	100%
	The CIT Group/Capital Finance, Inc.	Common	5	3,000	100%	100%
	The CIT Group/Consumer Finance, Inc. (NY)	Common	6	750	100%	100%

Sched. 5A-1

			Certificate	Number of Shares	Percentage
Guarantor	Issuer	Class	No(s).	(if certificated)	Pledged	Percentage Owned
	The CIT Group/Consumer Finance, Inc. (TN)	Common	4	100	100%	100%
	The CIT Group/Equipment Financing, Inc.	Common	4	100	100%	100%
			6	0.2927
	The CIT Group/Equity Investments, Inc.	Common	4	100	100%	100%
	The CIT Group/FM Securities Investment, Inc.	Common	4	100	100%	100%
	Chessman Sarl	Ordinary	Uncertificated	—	65%	100%
	CIT Financial (Bermuda) Limited	Ordinary	2	650	65%	100%
	CIT Financial (Hong Kong) Limited1	Ordinary	8	5,076,500	65%	100%

1	This stock certificate will be dated, authenticated and promptly delivered to the Parent Collateral Agent in compliance with Section 4.4(a) of the Collateral Agreement upon receipt and cancellation by CIT Financial (Hong Kong) Limited of an outstanding certificate in respect of a de minimis portion of such Shares issued to a foreign national as required by applicable foreign law.

Sched. 5A-2

			Certificate	Number of Shares	Percentage
Guarantor	Issuer	Class	No(s).	(if certificated)	Pledged	Percentage Owned
	CIT Funding (Ireland) Limited2	Ordinary	2009/1	13	65%	100%
	CIT Group (Hungary) Ltd.		Uncertificated	—	65%	99.865%
	CIT Group (Taiwan) Limited3	Ordinary		65,000	65%	94%
	CIT Vendor Finance Japan K.K.	Ordinary	Uncertificated	—	65%	100%
	Newcourt Financial CIS, LLC	Ordinary	Uncertificated	—	65%	100%
	Newcourt Financial Polska Sp. Zo.O	Ordinary	Uncertificated	—	65%	99.8%
	The CIT Group/Commercial Services (Asia), Limited4	Ordinary	8	6,500	65%	100%

2	This stock certificate is in transit and will be promptly delivered to the Parent Collateral Agent in compliance with Section 4.4(a) of the Collateral Agreement.

3	The stock certificate in respect of such Shares has been lost, stolen or destroyed and CIT Group (Taiwan) Limited is in the process of issuing a replacement certificate, which will be promptly delivered to the Parent Collateral Agent in compliance with Section 4.4(a) of the Collateral Agreement.

4	This stock certificate will be dated, authenticated and promptly delivered to the Parent Collateral Agent in compliance with Section 4.4(a) of the Collateral Agreement upon receipt and cancellation by The CIT Group/Commercial Services (Asia), Limited of an outstanding certificate in respect of a de minimis portion of such Shares issued to a foreign national as required by applicable foreign law.

Sched. 5A-3

SCHEDULE 5B
TO JOINDER AGREEMENT
PLEDGED DEBT INSTRUMENTS
1) Master Note, dated as of February 11, 2002, from Tyco Capital (Australia) Limited (ACN 065 745 735) (n/k/a CIT Group (Australia) Limited), as borrower, to CIT Group Inc.
Sched. 5B-I

SCHEDULE 6
TO JOINDER AGREEMENT
INTELLECTUAL PROPERTY
Patents: None.
Copyrights: None.
Trademarks:

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	CIT	Argentina	1885334	9/16/02
CIT Group Inc.	CIT (Stylized)	Argentina	1997045	10/29/04
The CIT Group, Inc.	The CIT Group, Inc.	Argentina	1062238	09/16/02
CIT Group Inc.	CIT	Australia	920111	07/18/02
CIT Group Inc.	CIT (Stylized)	Australia	920190	07/18/02
CIT Group Inc.	CIT CREDITLINK	Australia	953714
CIT Group Inc.	CIT	Austria	236184	12/27/06
CIT Group Inc.	CIT	Austria	228,659	12/02/05
CIT Group Inc.	CIT Logo	Austria	236449	1/16/07
CIT Group Inc.	CIT	Benelux	681078	5/18/2000
CIT Group Inc.	CIT (Stylized)	Benelux	681077	05/18/00
CIT Group Inc.	CIT	Brazil	2.394.958
CIT Group Inc.	CIT	Brunei	34986	10/24/02
CIT Group Inc.	CIT (Stylized)	Brunei	34985	10/24/02
CIT Group Inc.	CAPITAL REDEFINED	Canada	App. # 1380421		PENDING

Sched. 6-1

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	CIT	Canada	TMA610100	05/12/04
CIT Group Inc.	CIT	Canada	TMA728392	11/14/08
CIT Group Inc.	CIT DIGITALEDGE	Canada	TMA708853	03/04/08
CIT Group Inc.	SEE IT WITH CIT	Canada	TMA654678	12/08/05
CIT Group, Inc.	WE SEE WHAT YOU SEE	Canada	TMA654201	08/03/05
CIT Group Inc.	CIT & Design	Canada	1287266		PENDING
CIT Group Inc.	CIT Logo	Canada	1268308		PENDING
CIT Group Inc.	CIT Design	Canada	TMA666151	6/16/06
CIT Group Inc.	CIT	Chile	629165	5/6/02
CIT Group Inc.	CIT (Stylized)	Chile	629168	1/31/02
The CIT Group	CIT (Stylized)	Chile	486490	05/06/02
The CIT Group, Inc.	CIT	Chile	479154	05/06/02
The CIT Group, Inc.	CIT Logo	Chile	479154	05/06/02
CIT Group Inc.	CIT	Colombia	244226	2/26/01
The CIT Group	CIT (Stylized)	Colombia	245319	4/30/01
The CIT Group, Inc.	CIT Logo	Colombia	245319	08/14/01
CIT Group Inc.	CIT	Czech Republic	258578	10/29/03
CIT Group Inc.	CIT & Design	Czech Republic	239167	12/19/01
CIT Group Inc.	CIT	Denmark	VR 03641 2000	8/8/00
CIT Group Inc.	CIT (logo)	Denmark	VR 03327 2005	08/31/05

Sched. 6-2

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	CIT (Stylized)	Denmark	VR 03640 2000	8/8/2000
CIT Group Inc.	CIT (word)	Denmark	VR 03326 2005	8/31/05
The CIT Group, Inc.	CIT	Denmark	VR 03326 2005	08/22/05
CIT Group Inc.	CIT	European Community (Belgium)	5389812	08/28/07
CIT Group Inc.	CIT (Stylized)	European Community (Belgium)	005389846	08/08/07
CIT Group	CI T (Stylized)	France	23190159	10/22/02
CIT Group	CIT	France	23190161	10/22/02
CIT Group Inc.	CAPITAL REDEFINED	France	073519440	08/10/07
CIT Group Inc.	CI T (Stylized)	France	53375958
CIT Group Inc.	CIT	France	53375957
CIT Group Inc.	CIT & CIT (stylized)	France	23190159	10/22/02
CIT Group Inc.	CAPITAL REDEFINED	Germany	30752190	12/06/07
CIT Group Inc.	CIT	Germany	30254878	12/2/02
CIT Group Inc.	CIT & Design	Germany	30254879	12/13/02
CIT Group Inc.	CIT (Stylized)	Hong Kong	300474011
CIT Group, Inc.	CIT	Hong Kong	200209624	08/10/05
The CIT Group, Inc.	CIT (IN SERIES)	Hong Kong	9624	05/17/00
CIT Group Inc.	CIT	Hungary	166302	8/27/2001
CIT Group Inc.	CIT (Stylized)	Hungary	166679	9/17/01
CIT Group Inc.	CIT	Iceland	81720000	7/4/2000
CIT Group Inc.	CIT	Indonesia	497619	01/31/02

Sched. 6-3

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	CIT (Stylized)	Indonesia	497620	01/31/02
CIT Group Inc.	CAPITAL REDEFINED	Ireland	238061	08/09/07
CIT Group Inc.	CIT	Ireland	225989	11/5/02
CIT Group Inc.	CIT (Stylized)	Ireland	225061	6/9/2000
CIT Group Inc.	CIT	Israel	138660
CIT Group Inc.	CIT (Stylized)	Israel	138659
The CIT Group, Inc.	CIT	Italy	974879	9/23/05
The CIT Group, Inc.	CIT Logo	Italy	974880	9/23/05
CIT Group Inc.	CIT	Japan	4766557	04/23/04
CIT Group Inc.	CIT (Stylized)	Japan	4766556	04/23/04
CIT Group Inc.	CIT	Korea	4101144530000	03/28/05
CIT Group, Inc.	CIT (Stylized)	Korea	87299	06/13/03
CIT Group Inc.	CIT	Korea	4101503320000	6/22/07
CIT Group	CIT	Liechtenstein	12756	03/20/03
CIT Group, Inc.	CIT (Stylized)	Liechtenstein	12757	03/20/03
CIT Group Inc.	CIT	Malaysia	200214468
CIT Group Inc.	CIT (Stylized)	Malaysia	200214469	11/21/02
CIT Group, Inc.	CIT	Mexico	422429	04/25/00
CIT Group, Inc.	CIT Logo	Mexico	715260	04/25/00
CIT Group Inc.	CIT	New Zealand	733938	6/14/07
CIT Group Inc.	CIT & Design	New Zealand	733939	6/14/07

Sched. 6-4

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	CIT	New Zealand	643853	6/9/03
CIT Group Inc.	CIT (Stylized)	New Zealand	643854	6/9/03
The CIT Group Inc.	CIT	Poland	153405	06/02/04
The CIT Group Inc.	CIT (Stylized)	Poland	153404	06/02/04
CIT Group Inc.	CIT	Portugal	367708 MNA	10/21/04
CIT Group Inc.	CIT (Stylized)	Portugal	367709 MNA	10/21/04
CIT Group Inc.	CIT	Russia	218125
CIT Group Inc.	CIT (Stylized)	Russia	218126
CIT Group Inc.	CIT	Singapore	T0216497H	10/24/02
CIT Group Inc.	CIT	Singapore	T07/065881
CIT Group Inc.	CIT Logo (series of 2 color and black & white)	Singapore	T05/15867G	08/31/05
The CIT Group, Inc.	CIT (Stylized)	Singapore	1062272	5/17/00
CIT Group Inc.	CIT	Slovak Republic	207380	10/14/04
CIT Group Inc.	CIT (Stylized)	Slovak Republic	197384	07/12/00
The CIT Group, Inc.	CIT	South Africa	200008966	05/10/00
The CIT Group, Inc.	CIT (Stylized)	South Africa	200008967	05/10/00
CIT Group Inc.	CIT (Stylized)	Spain	23894490 M0	10/5/01
CIT Group, Inc.	CIT	Spain	2.513.051X	11/15/02
CIT Group Inc.	CIT	Sweden	363 662	10/31/03
CIT Group Inc.	CIT (Stylized)	Sweden	363 663	10/31/03

Sched. 6-5

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group, Inc.	CIT	Switzerland	538215	9/27/05
CIT Group Inc.	CIT (Stylized)	Switzerland	487686	8/6/01
CIT Group Inc.	CIT	Switzerland	491830	11/22/01
CIT Group, Inc.	CIT and CIT (Stylized)	Taiwan	157781	02/01/02
CIT Group, Inc.	CIT (Stylized)	Taiwan	158520	02/16/02
CIT Group Inc.	CIT	Thailand	BOR21301	03/07/03
CIT Group Inc.	CIT (Stylized)	Thailand	BOR21302	03/07/03
CIT Group Inc.	CIT	Turkey	200,305,555	03/13/03
CIT Group Inc.	CIT (Stylized)	Turkey	200,305,554	03/13/03
CIT Group Inc.	CIT	United Kingdom	2435596A	02/22/08
CIT Group Inc.	CIT (Stylized)	United Kingdom	2435596B	02/22/08
CIT Group Inc.	CIT	USA	3261421	07/10/07
CIT Group Inc.	CAPITAL REDEFINED	USA	3334242	11/13/07
CIT Group, Inc.	CIT	USA	3291762	09/11/07
CIT Group Inc	CIT	USA	2766028	09/23/03
CIT Group, Inc.	CIT (Stylized)	USA	3291765	09/11/07
CIT Group Inc.	CIT DIGITALEDGE	USA	2865425	07/20/04
CIT Group Inc.	CIT logo	USA	2781012	11/11/03
CIT Group Inc.	CITCUSTOMEREDGE	USA	2,806,874	01/20/04
CIT Group Inc.	EDGEVIEW	USA	2738279	07/15/03

Sched. 6-6

					Application
					Status
Record			Registration	Registration	(if not
Owner	Title (Trademark)	Jurisdiction	Number	Date	registered)
CIT Group Inc.	PRACTICEFINANCE & Design	USA	3048331	01/24/06
CIT Group Inc.	Quality Digital Solutions	USA	3,008,052	10/18/05
CIT Group Inc.	Quality Digital Solutions	USA	78275645	07/17/03
CIT Group, Inc.	The CIT Group	USA	1448848	07/21/87
CIT Group, Inc.	The CIT Group (and design) — former bar style logo	USA	1452503	8/11/87
CIT Group Inc.	CIT EDUCATE	USA	2971722	07/19/05
CIT Group Inc.	CIT GROW	USA	2933697	03/15/05
CIT Group Inc.	CIT HEAL	USA	2933696	03/15/05
CIT Group Inc.	CIT INSPIRE	USA	2933695	03/15/05
CIT Group Inc.	CIT ROLL	USA	2938620	04/05/05
CIT Group Inc.	CIT SOAR	USA	2938619	04/05/05
CIT Group Inc.	CIT SUCCEED	USA	2911458	12/14/04
CIT Group Inc.	CIT TOTALSOURCE	USA	2506217	11/13/01
CIT Group Inc.	CITDIGITALEDGE	USA	2865425	08/13/02
CIT Group Inc.	SEE IT WITH CIT	USA	2910182	12/14/04
CIT Group Inc.	WE SEE WHAT YOU SEE	USA	2781786	11/11/03
CIT Group Inc.	CIT.COM	USA	2636270	10/15/02
CIT Group Inc.	PRACTICE FINANCE	USA	227432	09/14/99
CIT Group Inc.	CIT	Venezuela	SO24074	02/13/04
CIT Group Inc.	CIT (Stylized)	Venezuela	SO27129	04/15/05

Sched. 6-7

SCHEDULE 7
TO JOINDER AGREEMENT
LETTERS OF CREDIT
None.
Sched. 7-1

SCHEDULE 8A
TO JOINDER AGREEMENT
EXCLUDED SECURITIES ACCOUNTS
None.
Sched. 8A-1

SCHEDULE 9
TO JOINDER AGREEMENT
FOREIGN REGISTERED AIRCRAFT
None.
Annex 1-A-1